PROXY                           [FORM OF PROXY]

                                 BOOMTOWN, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        SPECIAL MEETING OF STOCKHOLDERS

  The undersigned Stockholder of BOOMTOWN, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus, each dated September 20, 1996, and hereby appoints Timothy J. Parrott and Robert F. List, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of BOOMTOWN, INC., to be held on Wednesday, November 13, 1996, at 10:00 a.m., at Boomtown, Inc.'s principal executive offices located at the intersection of Interstate 80 and Boomtown Road, Verdi, Nevada 89439-0399 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       IN THE ENCLOSED ENVELOPE PROVIDED.

                               (SEE REVERSE SIDE)

                                                   Please mark
                                                   your votes     [X]
                                                     as this

        THE BOOMTOWN BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

1. PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER DATED AS OF APRIL 23, 1996 BY AND AMONG BOOMTOWN, INC., HOLLYWOOD PARK, INC., A DELAWARE CORPORATION, AND HP ACQUISITION, INC., A NEWLY FORMED, WHOLLY-OWNED SUBSIDIARY OF HOLLYWOOD PARK, INC. ("SUB"), PROVIDING FOR SUB TO BE MERGED WITH AND INTO BOOMTOWN, INC. WITH BOOMTOWN, INC. BEING THE SURVIVING CORPORATION AND BECOMING A WHOLLY-OWNED SUBSIDIARY OF HOLLYWOOD PARK, INC.:

                       FOR          AGAINST         ABSTAIN
                       [_]           [_]              [_]

 THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF SOLICITING ADDITIONAL VOTES TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER).

                                  Please sign exactly as name appears on Proxy

                                  Dated:
                                        ---------------------------------------

                                  ---------------------------------------------
                                                    Signature

                                  --------------------------------------------
                                            (Signature, if held jointly)

                                  ---------------------------------------------
                                                        (Title)

                                  Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by authorized person.

Signature(s) ___________________________   Date _______________________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.